UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 19, 2022

First Trust Dynamic Europe Equity Income Fund
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	811-23072	37-1788432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 East Liberty Drive, Suite 400 Wheaton, Illinois	60187
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 765-8000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

First Trust Dynamic Europe Equity Income Fund (the "Fund") is filing herewith a revised press release initially issued on September 19, 2022, as Exhibit 99.1. The press release was issued by First Trust Advisors L.P. to report that Janus Capital Management LLC, the Fund's investment sub-advisor, will release an update on the market and the Fund on September 21, 2022. Details regarding the access to the update are contained in the press release included herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press release of First Trust Advisors L.P. dated September 19, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRUST DYNAMIC EUROPE EQUITY INCOME FUND

Date	September 30, 2022	/s/ W. Scott Jardine
Name: W. Scott Jardine
Title: Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of First Trust Advisors L.P. dated September 19, 2022.